Exhibit 10.1



                         THIRD AMENDMENT AND WAIVER TO
                          REVOLVING CREDIT AGREEMENT


         This THIRD AMENDMENT AND WAIVER TO REVOLVING CREDIT AGREEMENT dated as of May 26, 2005 (the "Third Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004 and as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004 and by that certain Second Amendment to Revolving Credit Agreement dated as of January 20, 2005 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000; and

         WHEREAS, the Borrowers have requested that the Lenders waive compliance with certain of the provisions of the Credit Agreement and amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement; and

         WHEREAS, the Required Lenders have agreed to waive compliance with certain of the provisions of the Credit Agreement and amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined in this Third Amendment are used as defined in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                  2.1 The definition of the term "Consolidated EBITDA" is hereby amended in its entirety to read as follows:

                  "Consolidated EBITDA" shall mean, for any period, all as determined in accordance with GAAP and subject to such modifications as may be satisfactory to the Administrative Agent, the consolidated net income (or net loss) of the Borrowers for such period, plus (a) the sum of (i) depreciation expense, (ii) amortization expense, (iii) other non-cash charges, (iv) net total Federal, state and local income tax expense, (v) gross interest expense for such period less gross interest income for such period, (vi) extraordinary losses, (vii) any restructuring charge, and
                  (viii) "Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses", inclusive of professional fees) as shown on the Borrowers' consolidated statement of income for such period, less (b) extraordinary gains.

                  2.2 Section 2.3(a) of the Credit Agreement is hereby amended by replacing "$75,000,000" in clause (i) thereof with "$125,000,000."

                  2.3 Section 2.13(b) of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting therefor the following new sentence:

                  The Commitments shall be reduced on a pro rata basis by an amount equal to the sum of (i) the Net Proceeds of the subject Asset Sale required to be applied to repay the then outstanding Loans pursuant to preceding sentence, plus (ii) the Net Proceeds of the subject Asset Sale retained by the Borrowers pursuant to the last clause of the preceding sentence.

                  2.4 Section 6.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, make Capital Expenditures during the fiscal periods of the Borrowers set forth below, in an aggregate amount in excess of the amount specified opposite such fiscal periods; provided that if the amount of Capital Expenditures that are made during any such fiscal period is less than the amount thereof that is permitted to be made during such fiscal period, the unused portion thereof may be carried forward to and made during the subsequent fiscal periods:

                                                                Maximum Capital
                               Fiscal Period                     Expenditures
                               -------------                     ------------
                                                                   (millions)
                         May 29, 2005 - August 20, 2005              $20.0
                       August 21, 2005 - November 12, 2005            21.5
                        November 13, 2005 - March 4, 2006             19.0
                          March 5, 2006 - June 3, 2006                10.0
                         June 4, 2006 - August 26, 2006               14.0
                       August 27, 2006 - October 21, 2006              9.0

                  2.5 Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  As of the end of each fiscal period of the Borrowers, commencing with the fiscal period beginning May 29, 2005, the Borrowers will not permit cumulative Consolidated EBITDA for each fiscal period beginning May 29, 2005 and ending in each case on the last day of the fiscal period listed below to be less than the respective amounts specified opposite such fiscal period:

                           Fiscal Period              Cumulative Consolidated
                               Ending                        EBITDA
                               ------                        ------
                                                            (millions)
                          June 25, 2005                     $  3.5
                          July 23, 2005                        4.0
                         August 20, 2005                       8.0
                       September 17, 2005                     12.5
                        October 15, 2005                      18.0
                        November 12, 2005                     21.0
                        December 10, 2005                     25.0
                         January 7, 2006                      23.5
                        February 4, 2006                      31.5
                          March 4, 2006                       42.5
                          April 1, 2006                       48.5
                         April 29, 2006                       58.5
                          June 3, 2006                        74.0
                          July 1, 2006                        83.0
                          July 29, 2006                       88.5
                         August 26, 2006                      99.5
                       September 23, 2006                    111.5

                  2.6 Section 6 of the Credit Agreement is hereby amended by inserting a new Section 6.17 as follows:

                           SECTION 6.17 Cash Restructuring Charges. (a) Each
                  of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, permit cash restructuring charges (calculated as the amount expensed or accrued by the Borrowers or any of their Subsidiaries during such period on account of restructuring charges that will ultimately be settled via payment in cash or cash equivalents by the Borrowers or any of their Subsidiaries, and as so calculated, "Cash Restructuring Charges") for each fiscal period beginning May 29, 2005 and ending in each case on the last day of the fiscal period listed below to be incurred in an amount in excess of the respective amounts specified opposite such fiscal period; provided that if the amount of Cash Restructuring Charges that are incurred during any such fiscal period is less than the amount thereof that is permitted to be incurred during such fiscal period, the unused portion thereof may be carried forward to and incurred during the subsequent fiscal periods:

                                Fiscal Period               Maximum Cash
                                   Ending                Restructuring Charges
                                   ------                ---------------------
                                                             (millions)
                              November 12, 2005                $44.0
                                June 3, 2006                    21.0
                              October 21, 2006                   7.7

                           (b) The amount of Cash Restructuring Charges
                  accrued since the Filing Date but unpaid as of May 28, 2005 shall not exceed $21,000,000.

         Section 3. Waivers Under the Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Lenders hereby agree as follows:

                  3.1 The Lenders hereby waive the Events of Default arising under Section 7.1(m) of the Credit Agreement to the extent but solely to the extent that such Events of Default are a result of the Borrowers having made up to $1,170,000 in Pre-Petition Payments on or prior to the date hereof to General Electric Capital Business Asset Funding Corporation on account of the pre-petition Indebtedness of the Borrowers under that certain: (i) Master Lease Purchase Agreement by and between General Electric Capital Business Asset Funding Corporation and Interstate Brands Corporation, dated April 9, 2001;
         (ii) Lease Purchase Addendum No. One by and between General Electric Capital Business Asset Funding Corporation and Interstate Brands Corporation, dated April 9, 2001; and (iii) Lease Purchase Closing Schedule by and between General Electric Capital Business Asset Funding Corporation and Interstate Brands Corporation, dated June 29, 2001. Such waiver is effective only with respect to the Pre-Petition Payments specifically identified herein.

                  3.2 The Lenders hereby waive any default arising out of the Borrowers' bring down or restatement of the representations and warranties in Section 3 of the Agreement pursuant to Section 4.2 of the Agreement after the date hereof to the extent but solely to the extent, that such default pertains to the Parent Borrower's failure to timely file its Form 10-Qs for the second and third quarters of fiscal year 2005, its Form 10-K for fiscal year 2005, or its Form 10-Qs for the first and second quarters of fiscal year 2006, in each case with the United States Securities and Exchange Commission (the "SEC").

                  3.3 The Lenders hereby (i) acknowledge that the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of Interstate Bakeries Corporation for any fiscal period ending prior to December 31, 2005 (collectively, the "Financial Statements") and the related Financial Officer's Certificates (the "Certificates"), will state that the Financial Statements, in addition to such qualifications as may otherwise be permitted by the Agreement, are qualified by and subject to (x) certain adjustments related to pension and other previously disclosed events and circumstances that will be quantified (1) by the finalization of the audit of the fiscal year ended May 29, 2004 ("FY 2004") and contained in the Form 10-K for FY 2004 that will be delivered to the SEC when available and (2) in the results for each intervening fiscal quarterly or annual period ending prior to December 31, 2005 and contained in the respective Form 10-K or 10-Q, as the case may be, for such fiscal period and that will be delivered to the SEC when available, (y) the omission of certain earnings per share information and the required footnotes to the financial statements, and (z) the omission of certain expense allocations typically reflected in Borrowers' financial statements; (ii) extend the date for delivery of the audited annual financial statements for the fiscal year ending May 28, 2005 (and related opinion of accountants and Financial Officer certificate) under Section 5.1(a) of the Credit Agreement until December 31, 2005; (iii) to the extent necessary to accommodate the qualifications in (i) above, waive the requirement of Section 5.1(b) of the Credit Agreement that the Certificates and the accompanying Financial Statements with respect to any such quarterly period only be qualified by and subject to normal year-end audit adjustments and (iv) consent to the inclusion in the related Certificates of the additional qualifications set forth in (i) above.

                  3.4 The foregoing waivers are effective only in the specific instances referenced herein. The Borrowers hereby acknowledge their obligations under Sections 5.1(a) and 5.1(b) of the Agreement and acknowledge that the foregoing waivers shall not in any way waive compliance with the provisions of Sections 5.1(a), 5.1(b) or 7.1(m) of the Agreement in any other respect.

         Section 4. Effectiveness. The effectiveness of this Third Amendment is conditioned upon: (i) the Administrative Agent's receipt of executed counterparts of this Third Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party); and (ii) the Borrowers' payment of (A) an amendment fee to the Administrative Agent for the respective accounts of the Lenders voting in favor of this Third Amendment in the amount of ten (10) basis points of such Lenders' Commitments, and (B) any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Agreement. The "Effective Date" shall mean the first Business Day on which the foregoing conditions are fully satisfied.

         Section 5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

                  5.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (i) other than, with respect to Section 3.7(b) thereof, the Parent Borrower's failure to timely file its Form 10-Qs for the second and third quarters of fiscal year 2005 with the United States Securities and Exchange Commission and (ii) except to the extent that any such representations and warranties specifically relate to an earlier date; and

                  5.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Third Amendment.

         Section 6. Choice of Law. THIS THIRD AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 7. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Third Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 8. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

         Section 9. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Third Amendment.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and the year first written.

                                   BORROWERS:

                                   INTERSTATE BAKERIES CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       --------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: Executive Vice President and
                                            Chief Financial Officer


                                   ARMOUR AND MAIN REDEVELOPMENT CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       --------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: Director


                                   BAKER'S INN QUALITY BAKED GOODS, LLC


                                   By: /s/ Ronald B. Hutchison
                                       ---------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: Director


                                   IBC SALES CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       ---------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: Executive Vice President and
                                            Chief Financial Officer

                                   IBC SERVICES, LLC


                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: President


                                   IBC TRUCKING, LLC


                                   By: /s/ Ronald B. Hutchison
                                       ---------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: President


                                   INTERSTATE BRANDS CORPORATION


                                   By: /s/ Ronald B. Hutchison
                                       --------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: Executive Vice President and
                                            Chief Financial Officer


                                   NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.


                                   By: /s/ Ronald B. Hutchison
                                       ---------------------------------
                                   Name:  Ronald B. Hutchison
                                   Title: Director


                                   LENDERS:


                                   JPMORGAN CHASE BANK, N.A.
                                   --------------------------------------
                                   Individually, as Administrative Agent
                                     and as Collateral Agent

                                   By: /s/ Jonathan Katz
                                       ----------------------------------
                                   Name:   Jonathan Katz
                                   Title:  Vice President


                                   Bank of America, N.A.
                                   --------------------------------------


                                   By: /s/ Jay T. Wampler
                                       ----------------------------------
                                   Name:   Jay T. Wampler
                                   Title:  Managing Director


                                   Bear Stearns Investment Products Inc.
                                   --------------------------------------


                                   By: /s/ Jonathan Weiss
                                       ----------------------------------
                                   Name:   Jonathan Weiss
                                   Title:  Authorized Signatory


                                   BNP Paribas
                                   --------------------------------------

                                   By:  /s/ Fletcher Duke
                                        ---------------------------------
                                   Name:   Fletcher Duke
                                   Title:  Managing Director


                                   By:  /s/ Brock T. Harris
                                        ---------------------------------
                                   Name:   Brock T. Harris
                                   Title:  Director


                                   The Bank of New York
                                   --------------------------------------


                                   By:  /s/  Peter W. Hett
                                        ---------------------------------
                                   Name:   Peter W. Hett
                                   Title:  Vice President


                                   Canadian Imperial Bank of Commerce
                                   --------------------------------------


                                   By:  /s/ John O'Drary
                                        ---------------------------------
                                   Name:   John O'Drary
                                   Title:  Authorized Signatory


                                   By:  /s/ Hileana Graic
                                        ---------------------------------
                                   Name:   Hileana Graic
                                   Title:  Authorized Signatory


                                   Bill & Melinda Gates Foundation
                                   --------------------------------------


                                   By: Babson Capital Management, LLC as
                                       Investment Advisor


                                   By:  /s/ Mary Ann Spencer
                                        ---------------------------------
                                   Name:   Mary Ann Spencer
                                   Title:  Managing Director


                                   Massachusetts Mutual Life Insurance Co.
                                   ---------------------------------------


                                   By:  /s/ Steven J. Katz
                                        ----------------------------------
                                   Name:   Steven J. Katz
                                   Title:  Second Vice President and
                                           Associate General Counsel


                                   Eaton Vance Institutional Senior Loan Fund
                                   ------------------------------------------
                                   By: Eaton Vance Management as Investment
                                       Advisor


                                   By: /s/ Scott H. Page
                                       --------------------------------------
                                   Name:   Scott H. Page
                                   Title:  Vice President


                                   Grayson & Co.
                                   ----------------------------------------
                                   By: Boston Management and Research as
                                       Investment Advisor


                                   By:  /s/ Scott H. Page
                                        ----------------------------------
                                   Name:   Scott H. Page
                                   Title:  Vice President


                                   Senior Debt Portfolio
                                   ---------------------------------------
                                   By: Boston Management and Research as
                                       Investment Advisor


                                   By:  /s/ Scott H. Page
                                        ---------------------------------
                                   Name:   Scott H. Page
                                   Title:  Vice President


                                   Harris Trust & Savings Bank
                                   --------------------------------------


                                   By:  /s/ Barry Stratton
                                        ---------------------------------
                                   Name:   Barry Stratton
                                   Title:  Senior Vice President


                                   ING Prime Rate Trust
                                   --------------------------------------
                                   By: ING Investment Management Co. as Its
                                       Investment Manager


                                   By:  /s/ Ralph E. Bucher
                                        ---------------------------------
                                        Name:   Ralph E. Bucher
                                        Title:  Vice President


                                   ING Senior Income Fund
                                   --------------------------------------
                                   By: ING Investment Management Co. as Its
                                       Investment Manager


                                   By:  /s/ Ralph E. Bucher
                                        ---------------------------------
                                   Name:   Ralph E. Bucker
                                   Title:  Vice President


                                   Morgan Stanley Senior Funding, Inc.
                                   --------------------------------------


                                   By:  /s/ Ian Sandler
                                        ---------------------------------
                                   Name:   Ian Sandler
                                   Title:  Vice President


                                   Natexis Byanques Populaires
                                   --------------------------------------


                                   By:  /s/ Harold Birk/Jose M. Cerezo
                                        ---------------------------------
                                   Name:   Harold Birk/Jose M. Cerezo
                                   Title:  Vice President/Vice President


                                   PB Capital Corporation
                                   --------------------------------------


                                   By:  /s/ Jeffrey N. Frost
                                        ---------------------------------
                                   Name:   Jeffrey N. Frost
                                   Title:  Managing Director


                                   Prospect Harbor Credit Partners Fund
                                   --------------------------------------


                                   By:  /s/ Diane J. Exter
                                        ---------------------------------
                                   Name:   Diane J. Exter
                                   Title:  Managing Director Portfolio Manager


                                   Sankaty High Yield Partners II, L.P.
                                   ---------------------------------------


                                   By:  /s/ Diane J. Exter
                                        ----------------------------------
                                   Name:   Diane J. Exter
                                   Title:  Managing Director Portfolio Manager


                                   SPCP Group, LLC
                                   --------------------------------------


                                   By:  /s/ Jeffrey A. Geland
                                        ---------------------------------
                                   Name:   Jeffrey A. Geland
                                   Title:  Authorized Signatory


                                   Spiret IV Loan Trust 2003-B
                                   --------------------------------------
                                   By: Wilmington Trust Company not in its
                                       individual capacity but solely as trustee


                                   By:  /s/ Jeffrey J. Rossi
                                        ---------------------------------
                                   Name:   Jeffrey J. Rossi
                                   Title:  Senior Financial Services Officer


                                   Foothill Income Trust, L.P.
                                   --------------------------------------


                                   By:  Diane R. Archer
                                        ---------------------------------
                                   Name:   FIT GP, LLC, Its General Partner
                                   Title:  Managing Member